UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549





                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 24, 2004


                        N-VIRO INTERNATIONAL CORPORATION
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


     DELAWARE     0-21802     34-1741211
     (STATE  OR  OTHER  JURISDICTION     (COMMISSION     (IRS  EMPLOYER
     OF  INCORPORATION)     FILE  NUMBER)     IDENTIFICATION  NO.)


     3450  W.  CENTRAL  AVENUE,  SUITE  328
     TOLEDO,  OHIO          43606
     (ADDRESS  OF  PRINCIPAL  EXECUTIVE  OFFICES)          (ZIP  CODE)


         REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (419) 535-6374









ITEM  5.     OTHER  EVENTS

N-Viro International Corporation announced today in a press release that Headwaters Incorporated (NASDAQ: HDWR) of South Jordan, Utah has recently announced that it has entered into a definitive agreement to purchase VFL Technology Corporation of West Chester, Pennsylvania subject to due diligence. VFL Technology and N-Viro International Corporation jointly own Florida N-Viro L.P. The press release is attached as Exhibit 99.1.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        N-VIRO INTERNATIONAL CORPORATION

Dated:          February  24,  2004          By:       /s/  James  K.  McHugh
                -------------------                  ------------------------
                                                            James  K.  McHugh
                                                    Chief  Financial  Officer